Exhibit 10.8

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 24, 2013 (this “Amendment”), is entered into among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 30, 2012, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of June 7, 2013 (as the same may be further amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement, as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments.

(a) In Section 1.1 of the Credit Agreement, the definition of “Consolidated EBITDA” is amended as follows:

(i) clause (x) of subsection (v) is amended in its entirety as follows:

(x) nonrecurring expenses incurred in connection with consummated acquisitions of, or joint ventures with respect to, Restricted Subsidiaries (whether such acquisitions or joint ventures are with respect to assets or Capital Stock) permitted pursuant to the terms hereof in an aggregate amount not to exceed (1) with respect to transaction fees and transfer taxes incurred in connection with the acquisition of 66% of the share capital of Centrum Elektronicznych Uslug Platniczych “eService” sp. z.o.o., $6,250,000 in any twelve month period and (2) with respect to transaction fees incurred in connection with any other consummated transaction, $2,000,000 in any twelve month period;

(ii) subsection (xiii) is amended by inserting “and” at the end of such subsection;

(iii) subsection (xiv) is amended by replacing the “and” at the end of such subsection with “,” ; and

(iv) subsection (xv) is deleted in its entirety.

(b) Schedule II to the Credit Agreement is deleted in its entirety.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective when all of the conditions set forth in this Section 2 shall have been satisfied (the “Second Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment signed by or on behalf of the Borrower, the Guarantors, the Administrative Agent and each Lender.

(b) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that:

(i) All of the representations and warranties in the Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the Second Amendment Effective Date (other than representations and warranties which are as of a specific date, which shall be true and correct in all material respects or in all respects, as applicable, as of such date); and

(ii) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from any proposed Borrowings to be made on the Second Amendment Effective Date;

(c) The Administrative Agent shall have received payment of all fees due and payable by the Loan Parties on or prior to the Second Amendment Effective Date to or for the account of the Lenders, Administrative Agent or the Arranger.

3. Expenses. Subject to the limitations set forth in Section 9.3 of the Credit Agreement, the Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d) The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents (ii) violate any Law or (iii) contravene any contracts to which such Loan Party is bound.

6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as written) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

GUARANTORS:	EVO MERCHANT SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

ENCORE PAYMENT SYSTEMS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

VISION PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

NATIONWIDE PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

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COMMERCE PAYMENT GROUP, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO DIRECT, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

PRODIGY PAYMENT SYSTEMS, LLC, Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOMENTUM PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOCA PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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EVO POS TECHNOLOGIES, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

POWERPAY, LLC, a Maine limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

POWERPAY CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

LEASESOURCE, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO POWERPAY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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CVE EVO, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

E-ONLINEDATA, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MEINC, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

LENDERS:	SUNTRUST BANK, as a Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

FIFTH THIRD BANK, as a Lender

	By:	/s/ Carrie Weisman
	Name:	Carrie Weisman
	Title:	AVP

PEOPLE’S UNITED BANK, as a Lender

	By:	/s/ Robert M. Carley
	Name:	Robert M. Carley
	Title:	SVP

SANTANDER BANK, N.A., as a Lender

	By:	/s/ Yulia Murphy
	Name:	Yulia Murphy
	Title:	Associate Vice President, Credit Officer

SYNOVUS BANK, as a Lender

	By:	/s/ William Buchy
	Name:	William Buchy
	Title:	Corporate Banker

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CERTUSBANK, N.A., as a Lender

By:	/s/ Stacy B. Brandon
Name:	Stacy B. Brandon
Title:	Senior Vice President

COMMUNITY & SOUTHERN BANK, as a Lender

By:	/s/ Brian R. McLean
Name:	Brian R. McLean
Title:	SVP

REGIONS BANK, as a Lender

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Dominic Malleo
Name:	Dominic Malleo
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	SVP

Santander BANK, N.A., as a Lender

By:	/s/ Yulia Murphy
Name:	Yulia Murphy
Title:	AVP, Credit Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Vanitha Kathrotia
Name:	Vanitha Kathrotia
Title:	Vice President

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited